RECENT ACCOUNTING PRONOUNCEMENTS	12 Months Ended
Dec. 31, 2018
Disclosure of recent accounting pronouncements [Abstract]
RECENT ACCOUNTING PRONOUNCEMENTS
RECENT ACCOUNTING PRONOUNCEMENTS

(a)    Application of New and Amended Standards and Interpretations

The Company has adopted the following new IFRSs and Interpretations that had an impact on these Consolidated Financial Statements:

i.	IFRS 15 Revenue from Contracts with Customers ("IFRS 15")

On January 1, 2018, the Company adopted IFRS 15. IFRS 15 is based on the principle that revenue is recognized when control of a good or service is transferred to a customer. The Company adopted IFRS 15 using the modified retrospective approach applied to those contracts that were not completed as of January 1, 2018. The cumulative effect of initially applying IFRS 15 has been recognized as an adjustment to the opening deficit at January 1, 2018. Results for reporting periods beginning after January 1, 2018 are presented under IFRS 15, while prior period amounts have not been restated and continue to be reported under the accounting standards in effect for those periods.

The adoption of IFRS 15 did not have a significant impact on the Company's Consolidated Financial Statements, with the exception of adjustments to the metal streaming arrangements as discussed below, and the addition of new disclosures, which are included in Note 7: Revenue.

Under IFRS 15, where consideration is received in advance of the Company's performance of its obligation, there is an inherent financing component in the transaction. When the period between receipt of consideration and revenue recognition is greater than one year, the Company is required to determine whether the financing component is significant to the contract. The Company performed this assessment for its metal streaming arrangements with Sandstorm and Altius that existed at the date of initial application of IFRS 15, and determined that the financing component was significant to each of these arrangements.

Accordingly, in accounting for each of the arrangements under IFRS 15, the transaction price is increased by an imputed interest amount and a corresponding amount of interest expense recognized in each period. The Company recorded a net increase of $16.4 million to the opening deficit balance as of January 1, 2018 due to the cumulative impact of adopting IFRS 15, as a result of adjustments to the deferred revenue balances associated with the Company's metal streaming arrangements. The adjustments resulted from a change in draw down rates resulting from the adjustment to the transaction price to reflect the financing component.

The impact of adoption of IFRS 15 on the Company’s consolidated statement of operations for the year ended December 31, 2018 and consolidated balance sheet as at December 31, 2018 was as follows:

Consolidated Statement of Operations (extract)

For the year ended December 31, 2018	As reported	Balances without adoption of IFRS 15	Effect of change
Revenue	$1,798.5	$1,784.7	$13.8
Gross margin excluding depletion, depreciation and amortization	$788.5	$774.7	$13.8
Mine operating earnings	$201.2	$187.4	$13.8

Finance costs	(137.4)	(121.4)	(16.0)

Net loss	$(297.7)	$(295.5)	$(2.2)

Consolidated Balance Sheet (extract)

As at December 31, 2018	As reported	Balances without adoption of IFRS 15	Effect of change
Liabilities
Current liabilities:
Other provisions and liabilities	$106.8	$104.5	$2.3

Non-current liabilities:
Other provisions and liabilities	$289.2	$272.8	$16.4
Total liabilities	$3,988.9	$4.0	$18.7

Equity
Deficit	$(3,650.6)	$(3,632.0)	$(18.6)
Total equity	$4,024.0	$4,042.6	$(18.6)
Total liabilities and equity	$8,012.9	$8,012.8	$0.1

The above changes are attributable to accounting for the financing component in the Company's streaming arrangements, as discussed above, and the financing component on the advanced copper purchase agreement entered into in January 2018. Refer to Note 26: Other Provisions and Liabilities.

i.	IFRS 9 Financial Instruments ("IFRS 9")
On January 1, 2018, the Company adopted IFRS 9 (2014). IFRS 9 addresses the classification, measurement and derecognition of financial assets and financial liabilities, introduces new rules for hedge accounting and a new impairment model for financial assets. In accordance with the transitional provisions in IFRS 9, comparative figures have not been restated with the exception of certain aspects of hedge accounting.
The following summarizes the significant changes in IFRS 9 compared to IAS 39 Financial Instruments: Recognition and Measurement ("IAS 39"):

a.	Classification and Measurement of Financial Assets

IFRS 9 contains three principal classification categories for financial assets: measured at amortized cost, fair value through other comprehensive income (“FVOCI”) and fair value through profit or loss (“FVTPL”). The classification of financial assets under IFRS 9 is generally based on the business model in which a financial asset is managed and its contractual cash flow characteristics. Management reviewed and assessed the Company’s existing financial assets as at January 1, 2018 based on the facts and circumstances that existed at that date and concluded that the initial application of IFRS 9 has had the following impact on the Company’s financial assets as regards their classification and measurement:

•	Financial assets measured at FVTPL under IAS 39 continue to be measured as such under IFRS 9;

•	Financial assets classified as Loans and Receivables under IAS 39 that were measured at amortized cost continue to be measured at amortized cost under IFRS 9;

•
Investments in equity securities that were classified as available-for-sale under IAS 39 have been classified at FVOCI, pursuant to the irrevocable election available in IFRS 9. Under IFRS 9, all realized and unrealized gains and losses are recognized permanently in OCI with no reclassification to profit or loss. Accordingly, impairment losses of $8.8 million on equity securities that the Company continued to own at January 1, 2018 that were previously recognized in profit or loss were reclassified from opening deficit to the fair value through OCI reserve on January 1, 2018.

b.	Impairment of Financial Assets

IFRS 9 introduced a single expected credit loss impairment model, which is based on changes in credit quality since initial recognition. The adoption of the expected credit loss impairment model did not have a significant impact on the carrying amounts of the Company's financial assets on the transition date given the Company transacts exclusively with large international financial institutions and other organizations with strong credit ratings and the negligible historical level of customer default.

c.	Hedge Accounting

IFRS 9 changes the requirements for hedge effectiveness and consequently for the application of hedge accounting. The IAS 39 effectiveness test is replaced with a requirement for an economic relationship between the hedged item and hedging instrument, and for the ‘hedged ratio’ to be the same as that used by the entity for risk management purposes. Certain restrictions that prevented some hedging strategies and hedging instruments from qualifying for hedge accounting were removed under IFRS 9. Generally, the mechanics of hedge accounting remain unchanged.

All of the Company’s existing hedging relationships that qualified for hedge accounting under IAS 39 were assessed upon adoption of IFRS 9 and these have continued to qualify for hedge accounting under IFRS 9. The Company also reassessed economic hedges that did not qualify for hedge accounting under IAS 39. IFRS 9 has enabled the Company to apply hedge accounting to copper derivative contracts, thus reducing the volatility of reported net income. These positions previously did not qualify for hedge accounting as component hedging was not permitted under IAS 39.

The Company enters into zero cost collars, which consist of a combination of purchased and written (sold) options to reduce the impact of the variability of the US Dollar amount of foreign currency denominated operating expenditures caused by changes in currency exchange rates. Under IAS 39, the Company separated the intrinsic value and time value of these contracts, designating only the change in intrinsic value as the hedging instrument. As a result, any variability in the intrinsic value was taken to OCI and any variability in the time value was taken to profit or loss. Under IFRS 9, the Company will continue to separate the intrinsic value and time value of these contracts, designating only the change in intrinsic value as the hedging instrument as allowed under the exception provided in IFRS 9. However, under IFRS 9, changes in time value are recognized in OCI as a cost of hedging rather than in profit or loss, resulting in a reduction in profit or loss volatility. Retrospective application of the cost of hedging approach resulted in a $6.0 million decrease to the unrealized loss on derivatives, included in Other Income (Costs), net in the Consolidated Statement of Operations, and a $6.0 million loss being recognized in OCI in the Consolidated Statement of Comprehensive Loss for the year ended December 31, 2017.

Refer to Note 3: Significant Accounting Policies for a description of the new accounting policies applied by the Company as a result of adoption of these new IFRS standards.

ii.	Adoption of Other Narrow Scope Amendments to IFRSs and IFRS Interpretations

The Company also adopted other amendments to IFRSs, as well as the Interpretation IFRIC 22 Foreign Currency Transactions and Advance Consideration, which were effective for accounting periods beginning on or after January 1, 2018. The impact of adoption was not significant to the Company's Consolidated Financial Statements.

(b)	New and Revised IFRSs not yet Effective

Certain pronouncements have been issued by the IASB that are mandatory for accounting periods after December 31, 2018. Pronouncements that are not applicable to the Company have been excluded from this note.

IFRS 16 Leases ("IFRS 16")

In January 2016, the IASB issued IFRS 16, which supersedes IAS 17 Leases (and related interpretations). IFRS 16 introduces a comprehensive model for the identification of lease arrangements and accounting treatments. IFRS 16 distinguishes leases and service contracts on the basis of whether an identified asset is controlled by a customer. Distinctions of operating leases (off balance sheet) and finance leases (on balance sheet) are removed for lessee accounting, and are replaced by a model where a right-of-use asset and a corresponding liability are required to be recognized for all leases, with limited exceptions for short-term leases and leases of low value assets.

The Company is close to finalizing its implementation project. It is expected that the Company will record a material balance of lease assets and associated lease liabilities on the consolidated balance sheet at January 1, 2019. In addition to the recognition of additional assets and liabilities on the consolidated balance sheet, it is expected that the adoption of IFRS 16 will result in a decrease in lease expense and a corresponding increase in both depreciation expense and finance charges representing the unwind of the discount on the lease liability. The Company also expects cash flows from operating activities to increase under IFRS 16 as lease payments for substantially all leases will be recorded as financing outflows in the consolidated statement of cash flows as opposed to operating cash flows.

IFRS 16 is effective for the Company from January 1, 2019. The Company will adopt IFRS 16 using the modified retrospective approach, with the cumulative impact of applying IFRS 16 recognized at January 1, 2019. The Company does not intend to bring short-term leases (contracts of 12 months or fewer to run as at January 1, 2019, including reasonably certain options to extend) or low value leases on balance sheet. Costs for these items will continue to be expensed directly to the Consolidated Statement of Operations.